UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    April 4, 2017

AquaVenture Holdings Limited

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-37903	98-1312953
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)

c/o Codan Trust Company (B.V.I.) Ltd. Commerce House, Wickhams Cay 1
P.O. Box 3140 Road Town British Virgin Islands VG11110
(Address of principal executive office)

(813) 855‑8636

(Registrant’s telephone number, including area code)

14400 Carlson Circle, Tampa, FL 33626
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2017, Michael Bevan informed AquaVenture Holdings Limited (the “Company”) that he will not stand for re-election to the Board of Directors when his term expires at the Company’s upcoming 2017 annual meeting of shareholders. Mr. Bevan’s decision did not result from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2017	AquaVenture Holdings Limited

	By:	/s/ Lee S. Muller
Lee S. Muller
Chief Financial Officer
(Principal Financial Officer)

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